Exhibit 10.2

SUPPLEMENTAL AGREEMENT NO. 5

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 5 (SA-5) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;

WHEREAS, the parties have not previously [*CTR] regarding the [*CTR] into the Purchase Agreement;

WHEREAS, Customer provided Boeing with its [*CTR] in which Customer [*CTR];

WHEREAS, Customer subsequently provided Boeing with a [*CTR] in which Customer [*CTR];

WHEREAS, as a result of [*CTR] Boeing and Customer have agreed to [*CTR] as opposed to [*CTR];

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WHEREAS, in connection with the [*CTR] made by each of the parties specified in Article 6 of SA-4 regarding the [*CTR], Customer and Boeing have mutually agreed to [*CTR] of (i) each Aircraft specified in Table 1(R3), Table 2(R1), Table 3(R1) and Table 4, (ii) each [*CTR] (whether as a 787-8 or 787-9 model aircraft) purchased as a result of Customer’s [*CTR] in accordance with Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights” (787 Purchase/Substitution Rights Letter); and (iii) each 787-8 Aircraft arising from [*CTR] in accordance with the 787 Purchase/Substitution Rights Letter; and

WHEREAS, Customer and Boeing agree to incorporate clarifying revisions to certain letter agreements;

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set for the below and otherwise agree as follows:

1.	[*CTR] Pricing.

The parties have agreed upon the following [*CTR] Prices:

1.1 Table 1(R3) 787-9 Aircraft. For 787-9 Aircraft listed in Table 1(R3) equipped with GEnx-1B74/75 engines, the [*CTR]. Such [*CTR] in accordance with the Purchase Agreement

1.2 Table 2(R1) 787-8 Aircraft. For 787-8 Aircraft listed in Table 2(R1) equipped with GEnx-1B70 engines, the [*CTR]. Such [*CTR] in accordance with the Purchase Agreement;

1.3 Table 3(R1) & Table 4 787-8 Aircraft. For 787-8 Aircraft listed in Table 3(R1) and in Table 4 equipped with GEnx-1B70 engines, the [*CTR]. Such [*CTR] in accordance with the Purchase Agreement;

1.4 [*CTR] Aircraft. For Firm Aircraft that are [*CTR] in accordance with the 787 Purchase/Substitution Rights Letter, the [*CTR] is specified as follows:

1.4.1 For Firm Aircraft [*CTR] pursuant to the 787 Purchase/Substitution Rights Letter, the [*CTR]. Such [*CTR] in accordance with the Purchase Agreement; and

1.4.2 For Firm Aircraft previously [*CTR] pursuant to the 787 Purchase/Substitution Rights Letter and if subsequently [*CTR] pursuant to the 787 Purchase/Substitution Rights Letter, the [*CTR] will be at the [*CTR] as that term is defined in the 787 Purchase/Substitution Rights Letter.

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1.5 Rights Aircraft resulting from [*CTR]. [*CTR] for each Rights Aircraft (whether as a [*CTR] model aircraft) purchased as a result of Customer’s [*CTR] in accordance with 787 Purchase/Substitution Rights Letter, the [*CTR] is as follows:

1.5.1 For [*CTR] in accordance with the 787 Purchase/Substitution Rights Letter for [*CTR] Aircraft: the [*CTR]. Such [*CTR] in accordance with the Purchase Agreement; and

1.5.2 For [*CTR] in accordance with the 787 Purchase/Substitution Rights Letter for [*CTR] Aircraft: the [*CTR]. Such [*CTR] in accordance with the Purchase Agreement.

1.6 Any Other [*CTR]. For any other Rights Aircraft [*CTR] in accordance with the 787 Purchase/Substitution Rights Letter, the [*CTR] is determined in accordance with Section 6.1 of 787 Purchase/Substitution Rights Letter, i.e., will be at the [*CTR] as that term is defined in the 787 Purchase/Substitution Rights Letter.

2.	Table of Contents.

The Table of Contents referencing SA-4 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-5 in the footer. The new Table of Contents is hereby incorporated into the Purchase Agreement.

3.	Tables.

3.1 Table 1(R3). Table 1(R2) entitled “787-923 Aircraft Information Table - GENX” referencing SA-3 in the footer is deleted in its entirety. Table 1(R3) (attached hereto referencing SA-5 in the footer) is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

3.2 Table 2(R1). Table 2 entitled “787-8 Aircraft Information Table – GENX” referencing SA-3 in the footer is deleted in its entirety. Table 2(R1) entitled “787-8 Aircraft Information Table – GENX ([*CTR] (12) 787-8 Aircraft)” (attached hereto referencing SA-5 in the footer) is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

3.3 Table 3(R1). Table 3 entitled “787-8 Aircraft Information Table – GENX” referencing SA-3 in the footer is deleted in its entirety. Table 3(R1) entitled “787-8 Aircraft Information Table – GENX ([*CTR] (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)” (attached hereto referencing SA-5 in the footer) is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

3.4 Table 4. Table 4 entitled “787-8 Aircraft Information Table – GENX ([*CTR] (1) 787-8 Aircraft, yielding Twenty-One 787-8 Aircraft, a [*CTR] 787-8 Aircraft for Purposes of Exhibit A2(R2))” (attached hereto referencing SA-5 in the footer) is hereby incorporated into the Purchase.

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4.	Exhibits.

Exhibit A2(R2). Exhibit A2(R1) entitled “Aircraft Configuration for 787-8 Aircraft” referencing SA-3 in the footer is deleted in its entirety. Exhibit A2(R2) (attached hereto referencing SA-5 in the footer) is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

5.	Letter Agreements.

5.1 Open Configuration Matters Letter Agreement.

All [*CTR] under Letter Agreement 3219-08R1 entitled “Open Configuration Matters” regarding the [*CTR] aircraft have been [*CTR] by the parties. Accordingly, Letter Agreement 3219-08R1 is deleted in its entirety and is replaced in its entirety with Letter Agreement 3219-08R2 also entitled “Open Configuration Matters”. Letter Agreement 3219-08R2 is hereby made a part of the Purchase Agreement.

5.2 [*CTR]

Letter Agreement 6-1162-CLO-1047R1 entitled [*CTR] is deleted in its entirety and replaced with Letter Agreement 6-1162-CLO-1047R2 to, among other elements, update references to the various Tables and Letter Agreements. Letter Agreement 6-1162-CLO-1047R2 is hereby made a part of the Purchase Agreement.

5.3 [*CTR] Letter Agreement.

Letter Agreement AAL-PA-3219-LA-1302236 entitled “[*CTR]” is hereby made a part of the Purchase Agreement.

5.4 Aircraft Purchase Rights and Substitution Rights.

The parties [*CTR] of this SA-5, the parties will [*CTR] Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights” [*CTR], inter alia, the agreements of the parties made in this SA-5. [*CTR] Letter Agreement 6-1162-TRW-0664R2 will replace Letter Agreement 6-1162-TRW-0664R1 also entitled “Aircraft Purchase Rights and Substitution Rights”.

5.5 [*CTR] Letter.

The parties acknowledge that after the execution of this SA-5, the parties will work to execute a mutually agreeable Letter Agreement 6-1162-TRW-0667R2 entitled [*CTR] that will reflect the [*CTR]. Upon execution, Letter Agreement 6-1162-TRW-0667R2 will replace Letter Agreement 6-1162-TRW-0667R1 also entitled [*CTR].

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5.6 Business Considerations.

The parties [*CTR] of this SA-5, the parties will [*CTR] Letter Agreement 6-1162-TRW-0674R3 entitled “Business Considerations” [*CTR], inter alia, update the references to the various Tables. [*CTR], Letter Agreement 6-1162-TRW-0674R3 will replace Letter Agreement 6-1162-TRW-0674R2 also entitled “Business Considerations”.

6.	Effect on Purchase Agreement.

6.1 Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

6.2 The [*CTR] of the following options:

6.2.1 [*CTR]

6.2.2 [*CTR]; and

6.2.3 [*CTR]

are [*CTR] by Customer. In executing SA-5, Customer [*CTR] which is included in the [*CTR] reflected in Table 2(R1), Table 3(R1), Table 4 and Exhibit A2(R2).

6.3 The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement (as such references were modified by Supplemental Agreement No. 3 and Supplemental Agreement No. 4 to the Purchase Agreement) to “Table 1(R2), Table 2, and Table 3” are now be deemed to refer to “Table 1(R3), Table 2(R1), Table 3(R1) and Table 4. Specifically:

Location of References
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “[*CTR]”
Section 3 of LA 6-1162-TRW-0674R2 entitled “Business Considerations”
Section 1 (definition of “Firm Aircraft”) of LA 6-1162-TRW-0664R1 entitled “Aircraft Purchase Rights and Substitution Rights”

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6.4 References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the Figure 1 table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the Figure 1 table.

Figure 1 Table

Original Reference	Replacement Reference	Description
Exhibit A; Exhibit A2; Exhibit A2(R1)	Exhibit A(R1) and/or Exhibit A2(R2), as applicable	Aircraft Configuration for [*CTR] Aircraft; And Aircraft Configuration for [*CTR] Aircraft
Supplemental Exhibit EE1	Supplemental Exhibit EE1 and/or Supplemental Exhibit EE2, as applicable	[*CTR] And [*CTR]
Letter Agreement No. 3219-08; Letter Agreement No. 3219-08R1	Letter Agreement No. 3219-08R2	Open Configuration Matters
Letter Agreement No. 6-1162-CLO-1047; Letter Agreement No. 6-1162-CLO-1047R1	Letter Agreement No. 6-1162-CLO-1047R2	[*CTR]

7.	[*CTR]

Upon execution of this SA-5, Boeing shall [*CTR] that is caused by the [*CTR] at the effective date of this SA-5 pursuant to Letter Agreement No. 6-1162-CLO-1047R2 entitled “[*CTR]” as a result of the [*CTR] aircraft in lieu of [*CTR] Aircraft pursuant to the [*CTR] and as reflected in Table 1(R3), Table 2(R1), Table 3(R1) and Table 4. Such [*CTR]. Boeing shall [*CTR] in accordance with the Purchase Agreement.

The rest of this page is left intentionally blank.

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AGREED AND ACCEPTED

January 20, 2015
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines
Printed name	Printed name

Attorney-in-Fact	Vice President, Fleet Planning
Title	Title

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TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~	SA-2

1(R3)	787-923 Aircraft Information Table – GENX	SA-5

2(R1)	787-8 Aircraft Information Table – GENX ([*CTR] (12) 787-8 Aircraft)	SA-5

3(R1)	787-8 Aircraft Information Table – GENX ([*CTR] (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5

4	787-8 Aircraft Information Table – GENX ([*CTR] (1) 787-8 Aircraft, yielding Twenty-First 787-8 Aircraft, a [*CTR] 787-8 Aircraft for Purposes of Exhibit A2(R2))	SA-5

EXHIBIT
A(R1).	Aircraft Configuration for [*CTR] Aircraft	SA-3
A2(R2)	Aircraft Configuration for [*CTR] Aircraft	SA-5
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[*CTR]

BFE1(R1).	Buyer Furnished Equipment Variables 787-923	SA-3

BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3

CS1.	787 Customer Support Document

EE1.	[*CTR]

~~EE1~~.	[*CTR]	SA-2

EE2.	[*CTR]	SA-4

SLP1.	Service Life Policy Components

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
3219-01	[*CTR]

3219-02	Special Terms – Seats and In-Flight Entertainment

3219-04	[*CTR]

3219-05R1	Spare Parts Commitments	SA-3

3219-06R1	Spare Parts Initial Provisioning	SA-3

3219-08R2	Open Configuration Matters	SA-5

~~6-1162-AKP-071R1~~	~~Purchase Obligations~~ Terminated per AAL-PA-1977-LA-1105595

~~6-1162-AKP-072R2~~	[*CTR] Terminated per AAL-PA-1977-LA-1105595

6-1162-AKP-073R1	Accident Claims and Litigation

~~6-1162-CLO-1031R1~~	[*CTR]	SA-2

	Withdrawn	SA-3

~~6-1162-CLO-1032R1~~	[*CTR]	SA-3
Terminated

6-1162-CLO-1039	[*CTR]

6-1162-CLO-1042	[*CTR]

6-1162-CLO-1043R1	787 Inspection Process	SA-3

6-1162-CLO-1045R1	[*CTR]	SA-2

~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3

6-1162-CLO-1047R2	[*CTR]	SA-5

~~6-1162-CLO-1048~~	~~Final Matters~~	SA-2

6-1162-CLO-1049R1	CS1 Matters	SA-3

6-1162-TRW-0664R1	Aircraft Purchase Rights and Substitution Rights	SA-4
	Attachment A(R1) – MADP Exercise Dates	SA-3
	Attachment B(R1) – QADP Exercise Dates	SA-3
	Attachment C(R2) – MADP & QADP Rights Aircraft	SA-3
	Attachment D – Form of Purchase Agreement Supplement	SA-3
	Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement	SA-3

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER

~~6-1162-TRW-0665~~	[*CTR]	SA-3

~~6-1162-TRW-0666~~	[*CTR]	SA-3

6-1162-TRW-0667R1	[*CTR]	SA-3

6-1162-TRW-0668R1	[*CTR]	SA-3

6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3

~~6-1162-TRW-0671~~	[*CTR]	SA-3

Withdrawn

6-1162-TRW-0672R1	[*CTR]	SA-3

6-1162-TRW-0673R1	Confidentiality	SA-3

6-1162-TRW-0674R2	Business Considerations	SA-3

AAL-PA-3219-LA-08836	[*CTR]	SA-3

AAL-PA-3219-LA-08837	[*CTR]	SA-3

AAL-PA-3219-LA-08838	[*CTR]	SA-3

AAL-LA-1106678	Assignment Matters	SA-3

AAL-PA-3219-LA-1302236	[*CTR]	SA-5

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Table 1(R3) To Purchase Agreement No. PA-03219

787-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	545,000 pounds
Engine Model/Thrust:	GENX-1B74/75	74,100 pounds
Airframe Price:		[*CTR	]
Optional Features:		[*CTR	]

Sub-Total of Airframe and Features:		[*CTR	]
Engine Price (Per Aircraft):		[*CTR	]

Aircraft Basic Price (Excluding BFE/SPE):		[*CTR	]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR	]
//Seller Purchased Equipment (SPE)/In-Flight Ent		[*CTR	]

Deposit per Aircraft:		[*CTR	]

Detail Specification:	[*CTR]
Airframe Price Base Year/Escalation Formula:	[*CTR]
Engine Price Base Year/Escalation Formula:	[*CTR]

Airframe Escalation Data:
Base Year Index (ECI):		[*CTR]
Base Year Index (CPI):		[*CTR]
Engine Escalation Data:
Base Year Index (ECI):		[*CTR]
Base Year Index (CPI):		[*CTR]

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]~~-2016~~		*	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]~~-2016~~		*	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]~~-2016~~		*	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]~~-2016~~		*	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]~~-2016~~		**	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1		[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1		[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1		[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1		[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1		[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2017	1		[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2017	1		[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]

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Table 1(R3) To Purchase Agreement No. PA-03219

787-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]

Total:	21

*	Regarding these four (4) aircraft: Customer [*CTR] four (4) Boeing Model 787-9 aircraft.
**	Regarding this one (1) aircraft: Customer subsequently [*CTR] in which Customer [*CTR] aircraft in lieu of four (4) Boeing Model 787-9 aircraft.

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Table 2(R1) To

Purchase Agreement No. PA-03219

787-8 Aircraft Delivery, Description, Price and Advance Payments

([*CTR] (12) 787-8 Aircraft)

Airframe Model/MTOW:	787-8	502,500 pounds
Engine Model/Thrust:	GENX-1B70	69,800 pounds
Airframe Price:		[*CTR	]
Optional Features:		[*CTR	]

Sub-Total of Airframe and Features:		[*CTR	]
Engine Price (Per Aircraft):		[*CTR	]

Aircraft Basic Price (Excluding BFE/SPE):		[*CTR	]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR	]
In-Flight Entertainment (IFE) Estimate		[*CTR	]

Deposit per Aircraft:		[*CTR	]

Detail Specification:	[*CTR	]
Airframe Price Base Year/Escalation Formula:	[*CTR	]
Engine Price Base Year/Escalation Formula:	[*CTR	]

Airframe Escalation Data:
Base Year Index (ECI):			[*CTR	]
Base Year Index (CPI):			[*CTR	]
Engine Escalation Data:
Base Year Index (ECI):			[*CTR	]
Base Year Index (CPI):			[*CTR	]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]

Total:	12

AAL-PA-03219 72345-1F.TXT	Boeing Proprietary	SA-5, Table 2(R1), Page 1
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 3(R1) To

Purchase Agreement No. PA-03219

787-8 Aircraft Delivery, Description, Price and Advance Payments

([*CTR] (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)

Airframe Model/MTOW:	787-8	502,500 pounds
Engine Model/Thrust:	GENX-1B70	69,800 pounds
Airframe Price:		[*CTR	]
Optional Features:		[*CTR	]

Sub-Total of Airframe and Features:		[*CTR	]
Engine Price (Per Aircraft):		[*CTR	]

Aircraft Basic Price (Excluding BFE/SPE):		[*CTR	]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR	]
In-Flight Entertainment (IFE) Estimate		[*CTR	]

Deposit per Aircraft:		[*CTR	]

Detail Specification:	[*CTR	]
Airframe Price Base Year/Escalation Formula:	[*CTR	]
Engine Price Base Year/Escalation Formula:	[*CTR	]

Airframe Escalation Data:
Base Year Index (ECI):			[*CTR	]
Base Year Index (CPI):			[*CTR	]
Engine Escalation Data:
Base Year Index (ECI):			[*CTR	]
Base Year Index (CPI):			[*CTR	]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]

Total:	8

AAL-PA-03219 72345-1F.TXT	Boeing Proprietary	SA-5, Table 3(R1), Page 1
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 4 To

Purchase Agreement No. PA-03219

787-8 Aircraft Delivery, Description, Price and Advance Payments

([*CTR] of Additional 787-8 Aircraft yielding 21st 787-8 Aircraft)

Airframe Model/MTOW:	787-8	502,500 pounds
Engine Model/Thrust:	GENX-1B70	69,800 pounds
Airframe Price:		[*CTR	]
Optional Features:		[*CTR	]

Sub-Total of Airframe and Features:		[*CTR	]
Engine Price (Per Aircraft):		[*CTR	]

Aircraft Basic Price (Excluding BFE/SPE):		[*CTR	]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR	]
In-Flight Entertainment (IFE) Estimate		[*CTR	]

Deposit per Aircraft:		[*CTR	]

Detail Specification:	[*CTR	]
Airframe Price Base Year/Escalation Formula:	[*CTR	]
Engine Price Base Year/Escalation Formula:	[*CTR	]

Airframe Escalation Data:
Base Year Index (ECI):			[*CTR	]
Base Year Index (CPI):			[*CTR	]
Engine Escalation Data:
Base Year Index (ECI):			[*CTR	]
Base Year Index (CPI):			[*CTR	]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]		[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]	[*CTR	]

Total:	1

AAL-PA-03219 72345-1F.TXT	Boeing Proprietary	SA-5, Table4, Page 1
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Exhibit A2(R2) to Purchase Agreement Number 3219

P.A. No. 3219	SA-5	Exhibit A2
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit A2(R2)

AIRCRAFT CONFIGURATION

Dated as of the effective Date of SA-5

relating to

BOEING MODEL 787-8 AIRCRAFT

The Detail Specification is Boeing document number [*CTR] (the [*CTR] to the Detail Specification being [*CTR], e.g., for the [*CTR], the Detail Specification is number [*CTR]). The Detail Specification provides [*CTR] set forth in this Exhibit A. Such Detail Specification is comprised of Boeing 787 Airplane [*CTR] by Customer, including the effects on [*CTR], that are specified herein. [*CTR], Boeing will furnish to Customer copies of the Detail Specification, which copies will [*CTR]. The [*CTR], except such [*CTR].

P.A. No. 3219	SA-5	Exhibit A2(R2), Page 1
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	[*CTR] Where Applicable	Description	[*CTR] [*CTR] AP Price Per A/C		[*CTR] Price Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]

P.A. No. 3219	SA-5	Exhibit A2(R2), Page 2
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	[*CTR] Where Applicable	Description	[*CTR] [*CTR] AP Price Per A/C		[*CTR] Price Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]

P.A. No. 3219	SA-5	Exhibit A2(R2), Page 3
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	[*CTR] Where Applicable	Description	[*CTR] [*CTR] AP Price Per A/C		[*CTR] Price Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]

P.A. No. 3219	SA-5	Exhibit A2(R2), Page 4
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	[*CTR] Where Applicable	Description	[*CTR] [*CTR] AP Price Per A/C		[*CTR] Price Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]

P.A. No. 3219	SA-5	Exhibit A2(R2), Page 5
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	[*CTR] Where Applicable	Description	[*CTR] [*CTR] AP Price Per A/C		[*CTR] Price Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]

P.A. No. 3219	SA-5	Exhibit A2(R2), Page 6
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	[*CTR] Where Applicable	Description	[*CTR] [*CTR] AP Price Per A/C		[*CTR] Price Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]

P.A. No. 3219	SA-5	Exhibit A2(R2), Page 7
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	[*CTR] Where Applicable	Description	[*CTR] [*CTR] AP Price Per A/C		[*CTR] Price Per A/C
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]		[*CTR]	[*CTR	]	[*CTR	]
[*CTR]	[*CTR]	[*CTR]	[*CTR	]	[*CTR	]

		TOTAL OPTIONS SUBJECT TO ESCALATION	[*CTR	]	[*CTR	]

P.A. No. 3219	SA-5	Exhibit A2(R2), Page 8
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3219-08R2

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport

Texas 75261-9616

Subject:	Open Configuration Matters

Reference:	Purchase Agreement 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

[*CTR]

[*CTR]

[*CTR]

2.	Aircraft Configuration.

2.1 Initial Configuration 787-923.

2.1.1 The initial configuration of Customer’s Model 787-923 Aircraft has been defined by Aircraft Configuration Specification 787B1-4102-Rev B, July 9, 2007 as described in Article 1 and Exhibit A(R1) of the Purchase Agreement (787-923 Aircraft Configuration). [*CTR]

2.1.2 [*CTR]

2.1.3 [*CTR].

2.1.4 [*CTR]

P.A. No. 3219	SA-5	L.A. 3219-08R2
Open Configuration Matters		Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Final Configuration Schedule 787-923. [*CTR] of (i) [*CTR] and (ii) [*CTR] on which [*CTR] with the Responses to [*CTR] the Responses. The preceding elements can be modified by mutual agreement.

3.	Effect on Purchase Agreement.

3.1 Basic Specification. Changes applicable to the basic Model 787-9 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the final configuration review described in paragraph 2.2 above will be incorporated into the 787-923 Aircraft Configuration by written amendment.

3.2 Intentionally Omitted.

3.3 Performance Guarantees. [*CTR]

3.4 Price Adjustments.

3.4.1 [*CTR]

3.4.2 Reserved.

3.4.3 [*CTR]

3.4.3.1	[*CTR]

3.4.3.2	[*CTR].

Figure 1

Article 3.4.3.2 Table	787-923	787-8*
[*CTR]	[*CTR]	[*CTR]

*	- Provided for informational purposes, as the parties [*CTR] included in the [*CTR].

3.4.3.3	[*CTR]

4.	Purchase Agreement Amendment.

4.1 Within [*CTR] following final 787-923 Aircraft Configuration of the Boeing Model 787-923 Aircraft, Boeing and Customer will execute a separate written amendment to the Purchase Agreement for the Boeing Model 787-923 aircraft to reflect the following:

4.1.1 Incorporation of those Optional Features which have been agreed to by Customer and Boeing (Customer Configuration Changes) into Exhibit A(R1) (Boeing Model 787-923 Aircraft) of the Purchase Agreement; and

4.1.2 [*CTR]

P.A. No. 3219	SA-5	L.A. 3219-08R2
Open Configuration Matters		Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Confidential Treatment.

The confidentiality of this Letter Agreement is governed by Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

P.A. No. 3219	SA-5	L.A. 3219-08R2
Open Configuration Matters		Page 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ACCEPTED AND AGREED TO this

Date:	January 20, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

P.A. No. 3219	SA-5	L.A. 3219-08R2
Open Configuration Matters		Page 4
BOEING PROPRIETARY
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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-CLO-1047R2

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport

Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	[*CTR]

1.1	[*CTR].

1.2	[*CTR].

1.3	[*CTR].

1.4	[*CTR]. The [*CTR] shall be applied to the [*CTR].

1.5	[*CTR].

1.6	[*CTR] to the [*CTR] of Customer.

1.7	[*CTR].

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 20, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

P.A. No. 3219	SA-5	L.A. 6-1162-CLO-1047R2
[*CTR]		Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-3219-LA-1302236

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. PA-3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used in but not otherwise defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer has [*CTR] that Boeing [*CTR] in the Aircraft [*CTR] described in Attachment A to this Letter Agreement (collectively referred to as [*CTR]). [*CTR] that Boeing [*CTR] for Customer and that is identified in the Detail Specification for the Aircraft.

Because of the [*CTR] will be required during the [*CTR] of the [*CTR] and manufacture of the Aircraft to [*CTR] at the time of delivery of the Aircraft. To assist Customer, Boeing will [*CTR] as set forth in Attachment B.

1.	Responsibilities.

1.1 Customer will:

1.1.1 provide [*CTR] to Boeing;

1.1.2 select the [*CTR] from among those identified in the [*CTR] listed in Attachment A to this Letter Agreement;

1.1.3 promptly after selecting the [*CTR] with Boeing in [*CTR] to ensure that [*CTR] meet Customer’s and Boeing’s [*CTR];

1.1.4 select [*CTR];

1.1.5 [*CTR] on [*CTR] (including [*CTR]), and any other [*CTR] to Customer in its own discretion [*CTR];

1.1.6 provide [*CTR] part numbers [*CTR] above to Boeing by a [*CTR] date;

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1.1.7 [*CTR] and [*CTR] with any required [*CTR]; and

1.1.8 use commercially [*CTR] to include in Customer’s [*CTR] a condition [*CTR] and [*CTR] with a Boeing approved [*CTR] agreement. This [*CTR] agreement will set forth the procedures [*CTR], and [*CTR] during the time such [*CTR].

1.1.8.1 Intentionally omitted.

1.2 Boeing will, in a timely manner:

1.2.1 perform the [*CTR] functions stated in Attachment B;

1.2.2 provide [*CTR];

1.2.3 assist [*CTR] and approve such [*CTR];

1.2.4 release [*CTR] on behalf of Customer, and manage such [*CTR];

1.2.5 coordinate the [*CTR];

1.2.6 ensure that at the time of Aircraft delivery, the [*CTR] contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

1.2.7 prior to or at delivery of the applicable Aircraft, obtain [*CTR] of the Aircraft with the conforming [*CTR] therein including the [*CTR] identified in Section 2.1 of this Letter Agreement.

1.2.8 If necessary, and upon request of Customer, use commercially [*CTR] to assist Customer in causing [*CTR] under the agreements between the Customer and [*CTR] with the objective of delivery of the Aircraft [*CTR] in the Aircraft and certified by the FAA. Any assistance which Boeing provides to Customer under this Section 1.2.8 shall [*CTR] for the purpose of Section 6 below.

2.	Software.

[*CTR] may contain [*CTR] of the following two types:

2.1 [*CTR]. The [*CTR] required to [*CTR] on the Aircraft is the [*CTR] and is part of the [*CTR].

2.2 [*CTR]. The [*CTR] which is [*CTR] by the Customer to [*CTR] and is not part of the [*CTR].

2.2.1 Customer is solely responsible for specifying Customer’s [*CTR] and [*CTR] and ensuring that Customer’s [*CTR] meets such [*CTR]. Customer and Customer’s [*CTR] will have total responsibility for the [*CTR] of any of Customer’s [*CTR]. Boeing will not perform the functions and obligations described in Section 1.2 above or the [*CTR] functions described in Attachment B for Customer’s [*CTR].

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2.2.2 The [*CTR] of any Customer’s [*CTR] or the lack of any [*CTR] will not be a valid condition for Customer’s [*CTR] at the time of Aircraft delivery.

2.2.3 Boeing has no [*CTR] to support Customer’s [*CTR]. Boeing will only [*CTR] if, in Boeing’s reasonable opinion, such [*CTR] is necessary to [*CTR] on the Aircraft.

2.2.4 Boeing will not be responsible for obtaining FAA certification for [*CTR]

3.	Changes.

3.1 After Customer’s acceptance of this Letter Agreement, any [*CTR] between Customer and the [*CTR]; provided, however, that such [*CTR] of Boeing. Any Customer [*CTR] to the [*CTR] after execution of this Letter Agreement shall be made in writing directly to Boeing [*CTR]. Any such [*CTR] of the Purchase Agreement. Any [*CTR] resulting from such [*CTR] between Customer and [*CTR] Notwithstanding the foregoing, Customer may [*CTR] at any time. Boeing shall [*CTR] by Customer in a [*CTR]

3.2 Boeing and Customer recognize that the [*CTR] nature of the [*CTR] or the Aircraft in order to ensure (i) [*CTR] with the Aircraft and all [*CTR], and (ii) [*CTR] of the Aircraft with the [*CTR] therein. In such event, Boeing will notify Customer and [*CTR]. If, within [*CTR] as may be mutually agreed in writing) after such notification, Customer and Boeing [*CTR] or an alternate course of action, then the [*CTR] to Boeing in Section 6 shall apply.

3.3 The [*CTR] contained in Attachment A to this Letter Agreement.

3.4 If Boeing [*CTR] pursuant to Section 3.1, Customer may [*CTR] of the Aircraft. Customer will [*CTR] and Boeing will in [*CTR], in accordance with Section 3.1, taking into consideration the [*CTR] to Customer. Boeing and Customer will [*CTR] in the Aircraft, if such [*CTR].

3.5 Boeing’s [*CTR] of the Aircraft as it relates to [*CTR] as described in Attachment A, as Attachment A may be amended from time to time.

4.	Supplier Defaults.

4.1 Boeing and Customer agree to follow the sequential steps identified in this Section 4 to [*CTR]:

4.1.1 Boeing shall [*CTR] with Boeing.

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4.1.2 Within [*CTR], Boeing and Customer shall [*CTR] or other course of action.

4.2 If Boeing and Customer are [*CTR] on an alternate [*CTR] or course of action within such time, the [*CTR] to Boeing in Section 6 shall apply.

5.	Exhibits B and C to the AGTA.

[*CTR] is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6.	Boeing [*CTR].

6.1 If Customer [*CTR] as provided in this Letter Agreement or if [*CTR] (for any reason [*CTR] under the purchase order terms) to [*CTR], then, in addition to [*CTR], Boeing will

6.2 [*CTR] and

6.2.1 if the [*CTR] to Section 5.1 of the Exhibit A to the AGTA entitled “Buyer Furnished Equipment Provisions Document” (AGTA Exhibit A BFE Provisions Document), then the provisions of Article 7, “Excusable Delay”, of the AGTA [*CTR];

6.2.2 if the [*CTR] to Section 5.2 of the AGTA Exhibit A BFE Provisions Document, then Boeing will [*CTR];

6.3 [*CTR]; and/or

6.4 [*CTR] of Boeing’s [*CTR], including but not limited to, (i) [*CTR] by Boeing, (ii) any [*CTR] in accordance with [*CTR] as established by Boeing and agreed to by the [*CTR] and (iii) [*CTR]; and [*CTR] from any applicable [*CTR].

6.5 Boeing will use [*CTR] described in Section 6.5. Notwithstanding the last clause of 6.4, Boeing has no [*CTR].

6.6 If Boeing [*CTR] set forth herein, then any [*CTR] of the Aircraft, to the [*CTR], will be the [*CTR] of Boeing.

7.	Customer’s Right to [*CTR].

7.1 The [*CTR] identified in Sections 1.1, 1.2 and 3 and Attachment B are defined as the “[*CTR]”.

7.2 1st Round [*CTR]. Boeing and Customer will each [*CTR] requirements with a [*CTR] the Aircraft to achieve proper [*CTR] at the time of delivery of the Aircraft. Such goal is defined as the “[*CTR]”. If after a [*CTR], then Boeing and Customer will [*CTR] in order to achieve the [*CTR].

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7.3 2nd Round [*CTR]. Boeing and Customer will [*CTR] identified pursuant to Section 7.2. If after a [*CTR], commencing with the [*CTR], then Boeing and Customer will [*CTR]. Boeing will [*CTR] in order to achieve the [*CTR].

7.4 Applicability of [*CTR]. If the [*CTR] after completing the steps described in Sections 7.2 and 7.3 above, then Boeing and Customer will [*CTR] provided in Section 5 of Letter Agreement 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft”.

8.	[*CTR].

8.1 Estimated [*CTR]. An estimated [*CTR] by Boeing will be included in the Aircraft [*CTR] to establish the [*CTR] for each Aircraft. The estimated [*CTR] on each Aircraft will be reflected on Table 1(R3),Table 2(R1), Table 3(R1) and Table 4, as amended, supplemented or otherwise modified, including pursuant to SA-5 and subject to [*CTR] of the applicable aircraft.

8.2 Aircraft [*CTR]. The Aircraft [*CTR] will include the [*CTR] and any associated [*CTR] Boeing by [*CTR] or otherwise [*CTR] by Boeing.

9.	Customer’s [*CTR] of Boeing.

9.1 Customer will [*CTR] to include in the [*CTR] that Customer [*CTR] into [*CTR] following the date of this Supplemental Agreement No. 5 (SA-5) an [*CTR] in substantially the following form:

[*CTR]

9.2 With respect to [*CTR] that Customer has [*CTR] prior to execution of SA-5, Customer will [*CTR] or applicable law) any [*CTR] that Customer has obtained from such [*CTR].

9.3 With respect to [*CTR] that Customer [*CTR] following the date of this SA-5 that [*CTR] contemplated by Section 9.1 above, Customer will [*CTR] or applicable law) any [*CTR] that Customer has [*CTR].

10.	Title and Risk of Loss.

[*CTR] will remain with Boeing until the Aircraft [*CTR] to Customer. [*CTR] will remain with the entity that is in [*CTR] prior to Aircraft delivery.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

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10.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 20, 2015

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	Vice President Fleet Planning

Attachments

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Attachment A

[*CTR]

The following [*CTR] describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be [*CTR]. Each such [*CTR] is fully described in [*CTR] as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all [*CTR] listed below or any post SA-5 [*CTR] by Boeing that are [*CTR] by the Customer.

Option Request Number and Title

[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

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Attachment B

[*CTR]

This Attachment B describes the functions that Boeing will [*CTR] to support (i) the [*CTR] and (ii) the [*CTR] the Aircraft.

1.	[*CTR].

Boeing will [*CTR] the following functions [*CTR]. Boeing will have [*CTR] which, in Boeing’s reasonable opinion, [*CTR]. Boeing will be [*CTR] for:

(i)	[*CTR];

(ii)	[*CTR];

(iii)	[*CTR];

(iv)	[*CTR];

(v)	[*CTR];

(vi)	[*CTR];

(vii)	[*CTR]; and

(viii)	[*CTR]

2.	[*CTR]

Boeing’s [*CTR] will include the functions of [*CTR]. As [*CTR], Boeing will perform the following functions:

(i)	as required, [*CTR];

(ii)	[*CTR] Boeing, Customer and [*CTR]; and

(iii)	[*CTR].

3.	[*CTR]

(i)	Boeing will [*CTR].

(ii)	The [*CTR] and Boeing, as determined by Boeing.

(iii)	The [*CTR].

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